                                                                    EXHIBIT 3.72

[STATE OF      Phone: (503) 886-2200
OREGON SEAL]     Fax: (503) 378-4381                                           Articles of Amendment-Business/Professional/Nonprofit
               ---------------------------------------------------------------------------------------------------------------------
               Secretary of State               Check the appropriate box below:                                 For office use only
               Corporation Division             [ ] BUSINESS/PROFESSIONAL CORPORATION
               255 Capitol St. NE, Suite 151    (Complete only 1,2,3,4,6,7)
               Salem, OR 97310-1327             [ ] NONPROFIT CORPORATION
                                                (Complete only 1,2,3,5,6,7)

Registry Number:
                ----------------------------------

Attach Additional Sheet If Necessary
Please Type or Print Legibly in Black Ink
====================================================================================================================================

1)   NAME OF CORPORATION PRIOR TO AMENDMENT   Seed Research of Oregon, Inc.
                                           -----------------------------------------------------------------------------------------
2)   STATE OF ARTICLE NUMBER(S) AND SET FORTH THE ARTICLE(S) AS IT IS AMENDED TO READ, (Attach a separate sheet if necessary.)

     ARTICLE I The name of this corporation is Seed Research, Inc.
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

3)   THE AMENDMENT WAS ADOPTED ON:  September 7, 2001
                                  ----------------------

     (If more than one amendment was adopted, identify the date of adoption of each amendment.)
====================================================================================================================================

                                               BUSINESS/PROFESSIONAL CORPORATION ONLY

4) CHECK THE APPROPRIATE STATEMENT

[ ] Shareholder action was required to adopt the amendment(s).  The vote was as follows:

Claim or             Number of                Number of votes             Number of votes               Number of votes
series of              shares               entitled to be cast                cast                      cast AGAINST
 shares              Outstanding                                                FOR
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------

[X]  Shareholder action was not required to adopt the amendment(s).  The amendment(s) was adopted by the board of directors without shareholder action.

[ ]  The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s).  The amendment(s) was adopted by the incorporation or by the board of directors.


                                                     NONPROFIT CORPORATION ONLY

5) CHECK THE APPROPRIATE STATEMENT

[ ]  Membership approval was not required. The amendment(s) was approved by a sufficient vote of the board of directors or incorporators.

[ ]  Membership approval was required.  The membership vote was as follows:

 Class(es)               Number of                  Number of votes             Number of votes            Number of votes
 entitled           members entitled to           entitled to be cast                cast                   cast AGAINST
  to vote                   vote                                                      FOR
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

6)   EXECUTION

     Printed Name                                         Signature                                      Title

     Peter S. Janzen                                      /s/ Peter S. Janzen                            Director
     ----------------------------                         -------------------------------                ---------------------------
====================================================================================================================================

7)   CONTACT NAME                                                          DAYTIME PHONE NUMBER - INCLUDING AREA CODE

     Joe White                                                             (651) 766-1552
     ------------------------------------------------------                ------------------------------------------------------

                                                       Filing Fee (831114) $5.00
                                                       Unless Increasing Stock.

                                                            FILED
                                               IN THE OFFICE OF THE CORPORATION
                                               COMMISSIONER OF THE STATE OF ORE.
                                                         FEB 21 1984
                                                        JANE EDWARDS
                                                   CORPORATION COMMISSIONER

                             Articles of Amendment

     Pursuant to the provisions of ORS 57.370, the undersigned corporation except the following Articles of Amendment to its Articles of Incorporation:

     1. The name of the corporation prior to this amendment is:

                              SEED RESEARCH, INC.
--------------------------------------------------------------------------------

     2. The following amendment of the Articles of Incorporation was adopted by the shareholders on January 17, 1984:
                    ----------------

     (The article or articles being amended should be set forth in full as they will be amended to read.)

     ARTICLE I The name of this corporation is SEED RESEARCH OF OREGON, INC. and its duration shall be perpetual.




814-200 BC-6 Articles of Amendment -- For Gain
5-82         Submit one original and one true copy

[illegible] number of shares which, at time of adoption of amendment, were outstanding [illegible] 300: entitled to vote thereon 300; voted for amendment 300; voted against amendment -0-.

     4. (If the shares of any class were entitled to vote on such amendment as a class.) The number of outstanding shares entitled to vote thereon and the number of shares of each such class voted for and against such amendment as follows:


                         Number of Shares
                         Outstanding and               Number of Shares Voted
Class                    Entitled to Vote              For            Against
-----                    ----------------              ----------------------
          Not Applicable

     5. (If amendment provides for an exchange, reclassification or cancellation of issued shares, and the manner in which the same shall be effected is not otherwise set forth herein.) The exchange, reclassification or cancellation shall be effected as follows:

          Not Applicable

     6. (If amendment effects a change in amount of stated capital.) The amount
of stated capital as changed is $        . Change effected as follows:
                                 --------
          Not Applicable

     We, the undersigned, declare under the penalties of perjury that we have examined the foregoing and to the best of our knowledge and belief it is true, correct and complete.

                              SEED RESEARCH, INC.
                         ----------------------------
                               Name of Corporation

by /s/ Michael F. Robinson    and    /s/ Nancy K. Robinson
   -----------------------           -------------------------
       Michael F. Robinson    and        Nancy K. Robinson

           Its President                        Its Secretary

Dated January 17, 1984

                                     080283

814-200 B.C. 1                             Submit one original and one true copy
5-82                                                **Filing Fee (831106) $10.00
FILE NO. 170493                                    **License Fee (831006) $10.00

     One or more natural persons of the age of 18 years or more, a domestic or foreign corporation, a partnership or an association may act as incorporators of a corporation by signing and verifying Articles of Incorporation and delivering one original and one true copy of the articles for the corporation to the Corporation Commissioner. The procedure for the formation of business corporation is set forth in [Illegible] through 57.331. See ORS 57.311 for the content of the Articles of Incorporation.

                                             -----------------------------------
                                                          F  I  L  E  D
                                              IN THE OFFICE OF THE CORPORATION
       ARTICLES OF INCORPORATION             COMMISSIONER OF THE STATE OF OREGON
                                                          AUG. 2, 1983
                                                         FRANK J. HEALY
                                                    CORPORATION COMMISSIONER
                                             -----------------------------------
     The undersigned natural person(s) of the age of eighteen years or more, a domestic or foreign corporation, a partnership or an association acting as incorporators under the Oregon Business Corporation Act, adopt the following Articles of Incorporation:

ARTICLE I   The name of this corporation is   Seed Research, Inc.
                                            ------------------------------------
(The corporate name must contain the word "Corporation", "Company", "Incorporated" or "Limited" or an abbreviation of one of such words.)

and its duration shall be   perpetual.
                          ------------------------------------------------------

ARTICLE II  The purpose or purposes for which the corporation is organized are:

            seed research (developing proprietary varieties) and marketing.



(It is not necessary to set forth in the Articles any of the corporate powers enumerated in ORS 57.030 and 57.035. It is sufficient to state, either alone or with other purposes, "That the corporation may engage in any lawful activity for which corporations may be organized under ORS Chapter 57"; however, it is desirable to state the primary purpose of the corporation in conjunction with such statement.)

ARTICLE III.  The aggregate number of shares which the corporation shall have
              authority to issue is   500 no par value common.


(Insert statement as to par value of such shares or a statement that all of such shares are to be without par value. If there is more than one class of stock, insert a statement as to the preference, limitations and relative rights of each class.)

ARTICLE IV   The address of the initial registered office of the corporation is

   29730 Harvest Drive                  Albany, Oregon           97321
-----------------------------------     ----------------------------------------
(Street and Number)                     (City and State)         Zip Code
(Note--P.O. Box No. is not acceptable)

and the name of its initial registered
agent at such address is                Mike F. Robinson
                                        ----------------------------------------

ARTICLE V The number of directors constituting the initial board of directors of the corporation is one and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:


          Name                                         Address
          ----                                         -------
                                    (NOTE: A P.O. BOX NUMBER IS NOT ACCEPTABLE)


                               (Street and Number)     (City and State)   (Zip)

Mike F. Robinson               29730 Harvest Dr.,    Albany, OR 97321
-----------------------        ------------------------------------------------

-----------------------        ------------------------------------------------

-----------------------        ------------------------------------------------


ARTICLE VI The name and address of each incorporator is:

          Name                                         Address
          ----                                         -------
                                    (NOTE: A P.O. BOX NUMBER IS NOT ACCEPTABLE)


                               (Street and Number)     (City and State)   (Zip)

Mike F. Robinson               29730 Harvest Dr.,    Albany, OR 97321
-----------------------        ------------------------------------------------

-----------------------        ------------------------------------------------


ARTICLE VII (Provisions for regulation of internal affairs of the corporation as may be appropriate.)



We, the undersigned incorporators, declare under penalties of perjury that we have examined the foregoing and to the best of our knowledge and belief, it is true, correct and complete.




                               /s/ Mike F. Robinson
-----------------------        ------------------------------------------------
                                   Mike F. Robinson

-----------------------        ------------------------------------------------


Dated  August 1, 1983
       --------    --



     **Submit one original and one true copy of articles with filing and license fees as listed below. One original means one copy MUST have original signatures - the true copy may be a xerox copy.



               If authorized             Bud do not          Filing      License      Total
               shares exceed              exceed               Fee          Fee        Fees



                $      0                 $    5,000           $ 10        $ 10         $ 20
                   5,000                     10,000             15          15           30
                  10,000                     25,000             20          20           40
                  25,000                     50,000             30          30           60
                  50,000                    100,000             50          50          100
                 100,000                    250,000             75          75          150
                 250,000                    500,000            100         100          200
                 500,000                  1,000,000            125         125          250


If the authorized shares exceed $1,000,000, a $200 license fee and a $200 filing fee - totaling $400.

To determine the amount of organization fee payable by a corporation having stock without par value, but for no other purpose, such shares of stock shall be deemed equivalent to shares having a par value of $10 each.

     File with Corporation Commissioner, Commerce Bldg., 158 12th St. N.E., Salem, Oregon 97310.